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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 25, 2002


                            GROUP 1 AUTOMOTIVE, INC.
             (Exact name of Registrant as specified in its charter)


            Delaware                                     76-0506313
(State or other jurisdiction of                       (I.R.S. Employer
 incorporation or organization)                      Identification No.)


                            950 Echo Lane, Suite 100
                              Houston, Texas 77024
               (Address of principal executive offices) (Zip code)

                                 (713) 647-5700
               (Registrant's telephone number including area code)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


     (c) Exhibits

           99.1 Press Release of Group 1 Automotive, Inc. dated as of July 25, 2002 reporting on financial results.


ITEM 9.  REGULATION FD DISCLOSURE

         On July 25, 2002, Group 1 Automotive, Inc., a Delaware corporation (the "Company"), announced its financial results for the three months and six months ended June 30, 2002. On July 25, 2000, the Company issued a press release relating to such financial results. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. In accordance with General Instruction B.2. of Form 8-K, the information contained in such press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            Group 1 Automotive, Inc.



    July 26, 2002                           By: /s/ SCOTT L. THOMPSON
--------------------------------               ---------------------------------
        Date                                   Scott L. Thompson, Executive Vice
                                               President, Chief Financial
                                               Officer and Treasurer



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                                INDEX TO EXHIBITS



Exhibit No.             Description
-----------             -----------

  99.1 Press Release of Group 1 Automotive, Inc. dated as of July 25, 2002 reporting on financial results.